EXHIBIT 99.10
                                           EXECUTION COPY
                                           --------------

            PLAN SETTLEMENT AND LOCK-UP AGREEMENT


          This Plan Settlement and Lock-Up Agreement (the "Agreement"), dated as of June 9, 2000, is by and among: (a) each of the undersigned institutional holders (each a "Consenting Holder" and collectively, the "Consenting Holders") of (i) 13-1/4% Series A and B Senior Subordinated Notes Due 2003 (the "13-1/4% Senior Subordinated Notes") issued by SFC New Holdings, Inc. ("SFC Holdings") pursuant to an Indenture, dated as of June 11, 1999, between SFC Holdings and U.S. Trust Company of Texas, N.A., as trustee (the "13-1/4% Senior Subordinated Indenture"),
(ii) 13% Series A and B Senior Secured Discount Debentures
Due 2009 (the "13% Senior Secured Discount Debentures") issued by SFAC New Holdings, Inc. ("SFAC Holdings") pursuant to an Indenture, dated as of June 11, 1999, between SFAC Holdings and United States Trust Company of New York, as trustee (the "13% Senior Secured Discount Indenture") and (iii) 11% Senior Subordinated Discount Debentures Due 2009 (the "11% Senior Subordinated Discount Debentures") issued by SFC Sub, Inc. ("SFC Sub") pursuant to an Indenture, dated as of June 11, 1999, between SFC Sub and United States Trust Company of New York, as trustee (the "11% Senior Subordinated Discount Indenture"); and
(b) SFC Holdings, SFAC Holdings, SFC Sub, Specialty Foods Corporation ("SFC") and Specialty Foods Acquisition Corporation ("SFAC" and collectively with SFC, SFC Sub, SFAC Holdings and SFC Holdings, the "Company" or the "Debtors").


                          RECITALS

          A. An unofficial committee of the 13-1/4% Senior Subordinated Notes, an unofficial committee of the 13% Senior Secured Discount Debentures and an unofficial committee of the 11% Senior Subordinated Discount Debentures (such committees being referred to collectively herein as the "Bondholders' Committees"), the Consenting Holders and the Company have engaged in good faith negotiations with the objective of reaching an agreement regarding: (1) the allocation of the value of SFC Holdings' assets, including (a) the cookie business, operated principally through (i) Mother's Cake and Cookie Company,
(ii) Archway Cookies L.L.C. and (iii) their respective subsidiaries (collectively, the "Cookie Business"); (b) the specialty bread and cafe business operated principally through Andre-Boudin Bakeries, Inc. and its subsidiaries (the "Specialty Bread Business"); (c) cash and cash equivalents; (d) any amounts returned to SFC Holdings or any of its affiliates on account of escrow accounts established in connection with the sale or other disposition of any of their operating assets (following the satisfaction of any valid claims against such escrow accounts by parties thereto), including the escrow established in connection with the Company's sale of the Metz Baking Company to The Earthgrains Company (the "Metz Escrow") and the escrow established in connection with the Company's sale of the H&M Food Systems Company, Inc. to IBP, Inc. (the "H&M Escrow"); (e) any amounts returned to SFC Holdings or any of its affiliates on account of payments that have been made in connection with that certain settlement agreement by and among SFC Holdings, Saputo Group and C. Dean Metropoulos reached with respect to the litigation pending in the Los Angeles Superior Court, captioned as Cacique v. Stella Foods, Inc., the related litigation and potential insurance proceeds related thereto; and (f) any other assets of the Company (collectively, the "Operating Assets"); and
(2) the distribution of proceeds from any sale, transfer or other disposition of any of the Operating Assets.

          B. The Bondholders' Committees, the Consenting Holders and the Company now desire to implement a settlement agreement regarding the allocation of the value of SFC Holdings' assets and the distribution of proceeds from any sale, transfer or other disposition of any of the Operating Assets, the terms of which are set forth in detail below (the "Settlement").

          C. To implement the Settlement, it is anticipated that the Debtors will file voluntary petitions for relief under chapter 11 of the Bankruptcy Code, 11 U.S.C. 101-1330 (the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). In such event, the Debtors would prepare a disclosure statement (a "Disclosure Statement") and a plan of reorganization (a "Plan"), pursuant to the applicable provisions of the Bankruptcy Code, that incorporate and implement fully the terms and conditions of the Settlement. It is anticipated that the Plan would provide for the disposition of the Cookie Business pursuant to a reverse merger of a subsidiary of the purchaser of the Cookie Business with and into SFC, with SFC to be the surviving, reorganized entity.

          D. Each of the Consenting Holders has accepted the Settlement and will commit on the terms and subject to the conditions of this Agreement to vote to accept any Plan that incorporates fully the terms and conditions of the Settlement, pursuant to section 1126 of the Bankruptcy Code.

          E. This Agreement is not intended to be, and each party hereto acknowledges that it is not, a solicitation of the acceptance or rejection of any Plan for any of the Debtors, pursuant to section 1125 of the Bankruptcy Code. Each party hereto further acknowledges that no acceptance or rejection of any Plan shall be solicited unless and until the Debtors have received (1) any required bankruptcy court approval or (2) if the Plan is commenced as a prepackaged plan (a "Prepackaged Plan"), any required approval of the Securities and Exchange Commission, if any, as contemplated by section 1126(b) of the Bankruptcy Code. Each party hereto further acknowledges and agrees that the Debtors have not decided to, or agreed to, (1) sell the Cookie Business or any other assets or (2) commence chapter 11 cases. This Agreement shall not be deemed to be a determination or an admission that the Company is insolvent or an agreement that any one or more of the Debtors need to seek relief under the Bankruptcy Code.


                          AGREEMENT

          NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned parties hereby agrees as follows.

Terms of the Settlement
-----------------------

     1. Defined Terms. In addition to terms defined elsewhere in this Agreement, the following terms have the indicated meanings for purposes of this Agreement:


               a.   11% Senior Subordinated Discount Debentures
     Minimum Recovery: the value of the "Minimum Recovery for 11% Senior Subordinated Discount Debentures" set forth in
     Section 6 below.

               b. 13-1/4% Senior Subordinated Claims: the aggregate amount of all claims, other than Interest Claims (as defined below), held by the holders of the 13-1/4% Senior Subordinated Notes under the 13-1/4% Senior Subordinated Indenture, including: (i) the outstanding principal of the 13-1/4% Senior Subordinated Notes; and
     (ii) any and all fees, costs and other expenses relating to and provided for in the 13-1/4% Senior Subordinated Indenture incurred by the holders of the 13-1/4% Senior Subordinated Notes.

               c.   13-1/4% Senior Subordinated Minimum Recovery:
     85% of the 13-1/4% Senior Subordinated Claims.

               d. Average General Unsecured Recovery: the amount (expressed in terms of a percentage) of each of the General Unsecured Creditors' (as defined below) pro rata share of (i) the Net Cash Proceeds, plus (ii) the Specialty Bread Business Proceeds (as defined below), plus (iii) the 11% Senior Subordinated Discount Debentures Minimum Recovery, based on the amount of their allowed claims against SFC Holdings, pursuant to section 502 of the Bankruptcy Code (the "Allowed Claims"), and without giving regard or effect to any subordination rights of any of the General Unsecured Creditors. For purposes of the definition of "Average General Unsecured Recovery," the value of the Specialty Bread Business Proceeds and the 11% Senior Subordinated Discount Debentures Minimum Recovery shall be determined in a manner to satisfy section 1129(a)(7) of the Bankruptcy Code, pursuant to Section 8 below.

               e. Convenience Class Recovery: the amount of the Allowed Claim of any General Unsecured Creditor that elects to have such claim treated under any class of claims established for administrative convenience (a "Convenience Class") under a Plan, pursuant to section 1122(b) of the Bankruptcy Code; provided, that the claims subject to any Convenience Class shall not exceed (i) $50,000.00 on an individual basis and (ii) $250,000.00 in the aggregate.

               f. General Unsecured Creditors: (i) holders of the 12-1/8% Series A and B Senior Notes Due 2002 (the "12-1/8% Senior Notes") issued by SFC Holdings pursuant to an Indenture, dated as of June 11, 1999, between SFC Holdings and United States Trust Company of New York, as trustee; (ii) holders of the 11-1/4% Series A and B Senior Notes Due 2001 (the "11-1/4% Senior Notes") issued by SFC Holdings pursuant to an Indenture, dated as of June 11, 1999, between SFC Holdings and United States Trust Company of New York, as trustee; (iii) holders of the 13-1/4% Senior Subordinated Notes; and (iv) any other entities holding nonpriority, general unsecured claims that are allowed against SFC Holdings, pursuant to section 502 of the Bankruptcy Code.

               g. Interest Claims: all accrued interest on the 13-1/4% Senior Subordinated Notes, together with all interest that would have accrued thereon but for the commencement of any bankruptcy case by SFC Holdings and section 502(b) of the Bankruptcy Code, including PIK interest.

               h.   Net Cash Proceeds:  (i) all cash on the
     Company's balance sheet as of the date immediately preceding the effective date of the Plan confirmed by the Bankruptcy Court (the "Plan Effective Date"), less (I) $500,000.00 if the Plan Effective Date occurs on or before November 30, 2000 or (II) $250,000.00 if the Plan Effective Date occurs on or after December 1, 2000, provided, that such amounts shall be excluded from Net Cash Proceeds only (I) if the Specialty Bread Business is not sold, transferred or otherwise disposed of prior to the Plan Effective Date and
     (II) to the extent necessary to cover the future operating expenses, if any, of the Specialty Bread Business; plus
     (ii) the cash proceeds arising from or generated by any sale, transfer or other disposition (whether by merger or otherwise) of any or all of the Total Assets (as defined below); less (iii) the Total Senior Liabilities (as defined below); less (iv) the 11% Senior Subordinated Discount Debentures Minimum Recovery.

               i.   Senior Subordinated Sharing Percentages:
     (i) 47.5% to the 13-1/4% Senior Subordinated Claims and (ii)
     52.5% to the 13% Senior Secured Discount Debentures.

               j.   SFC Bondholders:  the holders of the
     following untendered notes:  (i) SFC's 10-1/4% Senior Notes
     Due 2001, (ii) SFC's 11-1/8% Senior Notes Due 2002 and
     (iii) SFC's 11-1/4% Senior Subordinated Notes Due 2003.

               k. Specialty Bread Business Proceeds: (i) the proceeds arising from or generated by any sale, transfer or other disposition (whether by merger or otherwise) of the Specialty Bread Business, net of any expenses related to the disposition of the Specialty Bread Business; or (ii) the value of the Specialty Bread Business.

               l.   Total Assets:  The Operating Assets,
     excluding the Specialty Bread Business.

               m.   Total Senior Liabilities:  (i)(I) all
     liabilities of SFC Holdings under or with respect to tax liabilities, fees and expenses, salaries and bonuses, management incentive fees, severance payments, escrow accounts or any other liabilities that are entitled to priority under sections 503 and 507 of the Bankruptcy Code or otherwise are senior to the claims of the General Unsecured Creditors and the 13% Senior Secured Discount Debentures under the applicable provisions of the Bankruptcy Code or other applicable law and (II) all liabilities of the Debtors that arise after the commencement of any chapter 11 cases by the Debtors and that are entitled to priority under sections 503 and 507 of the Bankruptcy Code; and
     (ii) expenses related to the disposition and administration of all assets and proceeds, and the winding-up of the businesses, of the Cookie Business contemplated under this Agreement or in any chapter 11 cases filed by the Debtors, to the extent that such expenses are entitled to priority under sections 503 and 507 of the Bankruptcy Code.

          2.   Distribution of Net Cash Proceeds.  The Net Cash
Proceeds shall be distributed as follows (the "Distribution
Scheme"):

               a. First Distribution: 100% of the Net Cash Proceeds distributed shall be paid first to the General Unsecured Creditors, other than the holders of the 13-1/4% Senior Subordinated Notes, and applied to the payment of their respective Allowed Claims, up to the Average General Unsecured Recovery or the Convenience Class Recovery, as applicable.

               b. Second Distribution: After claims subject to the First Distribution are paid the Average General Unsecured Recovery or the Convenience Class Recovery, as applicable, the remaining Net Cash Proceeds distributed shall be paid to the holders of the 12-1/8% Senior Notes and the holders of the 11-1/4% Senior Notes and applied to the payment of their respective Allowed Claims, until such Allowed Claims are paid in full.

               c. Third Distribution: After claims subject to the Second Distribution are paid in full, the remaining Net Cash Proceeds distributed shall be paid to the holders of the 13-1/4% Senior Subordinated Claims and applied to the payment of the Interest Claims, until such Interest Claims are paid in full.

               d. Fourth Distribution: After claims subject to the Third Distribution are paid in full, the remaining Net Cash Proceeds distributed shall be paid to the holders of the 13-1/4% Senior Subordinated Claims and applied to the payment of the 13-1/4% Senior Subordinated Minimum Recovery, up to the 13-1/4% Senior Subordinated Minimum Recovery.

               e. Fifth Distribution: After claims subject to the Fourth Distribution are paid the 13-1/4% Senior Subordinated Minimum Recovery, all remaining Net Cash Proceeds distributed shall be shared pro rata among the holders of the 13-1/4% Senior Subordinated Claims and the holders of the 13% Senior Secured Discount Debentures in accordance with the Senior Subordinated Sharing Percentages, until the 13-1/4% Senior Subordinated Claims are paid in full.

               f. Sixth Distribution: After the 13-1/4% Senior Subordinated Claims subject to the Fifth Distribution are paid in full, all remaining Net Cash Proceeds distributed shall be shared pro rata among the holders of the 13% Senior Secured Discount Debentures, until the claims of the 13% Senior Secured Discount Debentures are paid in full at the optional redemption price in effect at the time of distribution under the 13% Senior Secured Discount Indenture.
               g. Seventh Distribution: After the claims of the 13% Senior Secured Discount Debentures subject to the Sixth Distribution are paid in full at the optional redemption price in effect at the time of distribution under the 13% Senior Secured Discount Indenture, all remaining Net Cash Proceeds distributed shall be shared pro rata among the holders of the 11% Senior Subordinated Discount Debentures, until the Allowed Claims of the 11% Senior Subordinated Discount Debentures are paid in full.

               h.   Eighth Distribution:  After the Allowed
     Claims of the 11% Senior Subordinated Discount Debentures subject to the Seventh Distribution are paid in full, all remaining Net Cash Proceeds distributed shall be shared pro rata among the SFC Bondholders as provided for in the indentures governing their respective notes, until such claims are paid in full.

               i. Ninth Distribution: After claims subject to the Eighth Distribution are paid in full, all remaining Net
     Cash Proceeds shall be shared pro rata among the holders of the equity of SFAC.

          3. Timing of Distributions Under the Distribution Scheme. The distributions contemplated by the Distribution Scheme shall be made pursuant to a Plan confirmed by the Bankruptcy Court as soon as practicable after the Plan Effective Date; provided, that if any Net Cash Proceeds are received by the Debtors or a liquidating trustee or other appropriate entity appointed under the Plan subsequent to the Plan Effective Date, then such funds shall be distributed in accordance with the Distribution Scheme and the Plan as soon as practicable after the date that the particular funds are received.

          4. Continued Accrual of Interest on 13-1/4% Senior Subordinated Claims. To the extent that any distribution of the Net Cash Proceeds is not sufficient to satisfy in full the 13-1/4% Senior Subordinated Claims, the 13-1/4% Senior Subordinated Claims shall continue to accrue interest under the terms of the 13-1/4% Senior Subordinated Indenture (as if SFC Holdings had not commenced a bankruptcy case and section 502(b) was inapplicable) and the holders of the 13-1/4% Senior Subordinated Claims shall receive subsequent distributions of the Net Cash Proceeds on account of such Interest Claims pursuant to the Distribution Scheme.

          5. Minimum Recovery for 13% Senior Secured Discount Debentures. Provided that the conditions set forth in Section 7 below are satisfied, if the Specialty Bread Business or its assets are sold, transferred or otherwise disposed of (whether by merger or otherwise), the holders of the 13% Senior Secured Discount Debentures shall receive a distribution from the net cash sale proceeds of such disposition equal to the value of the Specialty Bread Business Proceeds; provided, however, that if neither the Specialty Bread Business nor its assets are sold, transferred or otherwise disposed of, 100% of the outstanding capital stock of the Specialty Bread Business shall be distributed (directly or indirectly) to the holders of the 13% Senior Secured Discount Debentures.

          6. Minimum Recovery for 11% Senior Subordinated Discount Debentures. Provided that the conditions set forth in
Section 7 below are satisfied, the holders of the 11% Senior Subordinated Discount Debentures shall receive the following distributions: (a)(i) 5% of any amounts returned to the Company from the Metz Escrow plus (ii) if the gross total enterprise value of the Cookie Business is at or above $400,000,000.00, an additional 5% of any amounts returned to the Company from the Metz Escrow; provided, that any distributions under this Subsection 6(a) shall not be made until the funds are actually returned to the Company from the Metz Escrow; and (b)(i) 1.5% of the incremental gross total enterprise value of the Cookie Business above $350,000,000.00, but less than $400,000,000.00, plus (ii) 5% of the incremental gross total enterprise value of the Cookie Business at or above $400,000,000.00. For purposes of this Section, the term "total enterprise value" means the aggregate cash consideration paid, plus any non-working capital liabilities assumed, by the purchaser of the relevant assets.

          7. Condition Precedent to the Agreement. The terms of the Settlement and this Agreement are expressly conditioned on the Cookie Business and its operating assets being sold.

          8. Valuation of Certain Assets. If at the time that the Debtors seek confirmation of a Plan (a) the Specialty Bread Business or its assets have not been sold, transferred or otherwise disposed of or (b) the amount of the funds to be distributed to the holders of the 11% Senior Subordinated Discount Debentures on account of the 11% Senior Subordinated Discount Debentures Minimum Recovery is unknown, the parties to this Agreement agree that the value of the Specialty Bread Business Proceeds or the 11% Senior Subordinated Discount Debentures Minimum Recovery, as applicable, shall be determined by (a) the Bankruptcy Court; or (b) the Company's investment banking firm.

          9. Liquidation and Resolution of Claims. The Company shall, in the ordinary course of business, use its best efforts to: (a) liquidate or resolve any unliquidated or disputed claims asserted against the Company or the Debtors' bankruptcy estates (collectively, the "Disputed Claims"); and (b) pursue, liquidate or resolve any claims or potential claims held by the Company or the Debtors' bankruptcy estates, including any claims against the Metz Escrow, the H&M Escrow or other escrow accounts (collectively, the "Estate Claims").

               a.   Prebankruptcy Liquidation and Resolution of
     Claims: The Company shall implement the claims resolution procedures set forth below (the "Prebankruptcy Claims Resolution Procedures"), whereby the Company shall use its best efforts to resolve any Disputed Claims and any Estate Claims existing prior to the sale of any or all of the Operating Assets and the commencement of any chapter 11 cases by the Debtors (collectively, the "Prebankruptcy Claims"). The Prebankruptcy Claims Resolution Procedures shall be implemented as of the date of this Agreement. The Prebankruptcy Claims Resolution Procedures shall include:

                    i.   the formation of a claims resolution
          committee to monitor the settlement of Prebankruptcy Claims and consisting of the following four members:
          (I) a representative of Morgens, Waterfall, Vintiadis & Co., Inc. or its successor appointed by the Consenting Holders holding the 13-1/4% Senior Subordinated Notes;
          (II) a representative of Jefferies & Co., Inc. or its successor appointed by the Consenting Holders holding the 13% Senior Secured Discount Debentures; (III) a representative of Acadia Partners, L.P. or its successor appointed by the Consenting Holders holding the 11% Senior Subordinated Discount Debentures; and
          (IV) Lawrence S. Benjamin or one other representative of the Company (the "Prebankruptcy Claims Resolution Committee");

                    ii.  the requirement that the Company shall
          settle or otherwise resolve Prebankruptcy Claims resulting in settled, resolved or liquidated claims against or in favor of the Company (I) at or above $5,000,000.00 on an individual basis or (II) at or above $10,000,000.00 in the aggregate only if such settlement or resolution is first approved by a majority vote of the members of the Prebankruptcy Claims Resolution Committee; provided, that (I) each member of the Prebankruptcy Claims Resolution Committee shall be entitled to one vote and (II) a majority shall be determined based on the total number of members serving on the Prebankruptcy Claims Resolution Committee at the time of the vote;

                    iii. the requirement that the Company shall provide each member of the Prebankruptcy Claims Resolution Committee with written notice of the terms of any settlement or other resolution of Prebankruptcy Claims resulting in settled, resolved or liquidated claims against or in favor of the Company at or above $100,000.00, but less than $5,000,000.00, on an individual basis so that such notice is received by the members of the Prebankruptcy Claims Resolution Committee no later than two business days' after the Company agrees to the settlement or resolution of the subject Prebankruptcy Claim; and

                    iv.  other appropriate procedures instituted
          by the Company (with the advice and input of the Prebankruptcy Claims Resolution Committee) to facilitate the timely and reasonable resolution of Prebankruptcy Claims.

               b.   Postbankruptcy Liquidation and Resolution of
     Claims: The Company further shall implement the claims resolution procedures set forth below (the "Postbankruptcy Claims Resolution Procedures"), whereby the Company or the Debtors' bankruptcy estates shall continue to use their best efforts to resolve any Disputed Claims and any Estate Claims existing as of or arising after the commencement of any chapter 11 cases by the Debtors (collectively, the "Postbankruptcy Claims"). The Postbankruptcy Claims Resolution Procedures shall be implemented immediately upon the commencement of the Debtors' chapter 11 cases and shall be incorporated into any Plan and Disclosure Statement filed by the Debtors. The Postbankruptcy Claims Resolution Procedures shall include:

                    i.   the formation of a claims resolution
          committee to monitor the resolution of Postbankruptcy Claims and consisting of the following two members:
          (I) a representative of Morgens, Waterfall, Vintiadis & Co., Inc. or its successor appointed by the Consenting Holders holding the 13-1/4% Senior Subordinated Notes; and (II) a representative of Jefferies & Co., Inc. or its successor appointed by the Consenting Holders holding the 13% Senior Secured Discount Debentures (the "Postbankruptcy Claims Resolution Committee"); provided, that a representative of the 13-1/4% Senior Subordinated Notes or the 13% Senior Secured Discount Debentures, as applicable, shall not be placed on or shall excuse itself from the Postbankruptcy Claims Resolution Committee after the Consenting Holders holding the 13-1/4% Senior Subordinated Notes or the 13% Senior Secured Discount Debentures, as applicable, receive all distributions to which they are entitled under the Distribution Scheme and the other terms of this Agreement;

                    ii.  the Debtors' retention of one employee
          or representative who has the requisite knowledge and experience to assist the Company or the Debtors' bankruptcy estates in the resolution of Postbankruptcy Claims until all such claims are resolved;

                    iii. the requirement that the Company or the Debtors' bankruptcy estates shall settle or otherwise resolve Postbankruptcy Claims resulting in settled, resolved or liquidated claims against or in favor of the Company or the Debtors' bankruptcy estates (I) at or above $500,000.00 on an individual basis or
          (II) with respect to Disputed Claims, at or above $2,500,000.00 in the aggregate only if (I) the proposed settlement or resolution is first approved by each member of the Postbankruptcy Claims Resolution Committee or (II) to the extent that one of the members of the Postbankruptcy Claims Resolution Committee objects to the proposed settlement or resolution, such settlement or resolution is approved by the Bankruptcy Court after appropriate notice and a hearing;

                    iv.  the requirement that the Company or the
          Debtors' bankruptcy estates shall provide each member of the Postbankruptcy Claims Resolution Committee with written notice of the terms of any proposed settlement or other resolution of Postbankruptcy Claims resulting in settled, resolved or liquidated claims against or in favor of the Company or the Debtors' bankruptcy estates at or above $100,000.00, but less than $500,000.00, on an individual basis so that such notice is received by the members of the Postbankruptcy Claims Resolution Committee no later than two business days' after the Company or the Debtors' bankruptcy estates agree to the proposed settlement or resolution of the subject Postbankruptcy Claim; and

                    v.   other appropriate procedures instituted
          by the Company or the Debtors' bankruptcy estates (with the advice and input of the Postbankruptcy Claims Resolution Committee) to facilitate the timely and reasonable resolution of Postbankruptcy Claims.

Acceptance of the Settlement
----------------------------

          10. Authority to Accept the Settlement. Each of the Consenting Holders represents that, as of the date of this Agreement, it is the beneficial owner of, or the investment adviser or manager for the beneficial owners of, the principal amount or accreted value (as of June 1, 2000) of notes or debentures, as applicable, identified on its signature page (for each such Consenting Holder, the "Relevant Claims"), with the power and authority to vote and dispose of the Relevant Claims.

          11. Acceptance of the Settlement. Each of the undersigned parties hereby accepts the terms and conditions of the Settlement and this Agreement.

Voting on Plan
--------------

          12.  Acceptance of Plan.  Each of the Consenting
Holders hereby agrees that, so long as no Terminating Event (as defined below) has occurred, it shall vote to accept any Plan for the Debtors that incorporates fully the terms and conditions of the Settlement.

Transfer and Acquisition of Claims
----------------------------------

          13. Transfer of Claims. Each of the Consenting Holders hereby agrees that, so long as no Terminating Event (as defined below) has occurred, it shall not sell, transfer or assign any of the Relevant Claims or any option thereon or any right or interest (voting or otherwise) therein, unless: (a) the Consenting Holder provides written notice of the sale, transfer or assignment of the Relevant Claims to (i) Richard M. Cieri of Jones, Day, Reavis & Pogue, 901 Lakeside Avenue, North Point, Cleveland, Ohio 44114 (facsimile: 216/579-0212), (ii) Jay M. Goffman of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 (facsimile: 917-777-2120) and
(iii) Michael P. Richman of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 (facsimile: 212/262-1910) and such notice (i) identifies the transferee, (ii) identifies the portion of the Relevant Claims that is subject to the sale, transfer or assignment and (iii) confirms that the transferee has agreed to be bound by all of the terms and conditions of the Settlement and this Agreement; (b) the transferee agrees in writing to be bound by all of the terms and conditions of the Settlement and this Agreement by executing a counterpart signature page of this Agreement; and (c) the Consenting Holder provides a copy of such executed signature page to the other Consenting Holders and the Debtors.

          14. Additional Acquired Claims. Nothing in this Agreement shall affect the ability of Consenting Holders to acquire additional claims against the Debtors, provided, that any such additional claims shall automatically be deemed to be Relevant Claims and subject to the terms and conditions of this Agreement.

          15. Determination of Claims. Each Consenting Holder acknowledges and agrees that the amount of the Allowed Claim of the indenture trustee under the 13-1/4% Senior Subordinated Indenture, the 13% Senior Secured Discount Indenture or the 11% Senior Subordinated Discount Indenture, as applicable, shall be:
(a) the amount set forth on Schedule A attached hereto and incorporated herein by reference; plus (b) any interest that accrues and remains unpaid from and after June 1, 2000 through the date that the Debtors commence their chapter 11 cases; plus
(c) any fees, costs and other expenses relating to and provided for in the applicable indenture that accrue and remain unpaid as of the date that the Debtors commence their chapter 11 cases, as determined pursuant to this Agreement and the Bankruptcy Code. Each Consenting Holder further acknowledges and agrees that the amount of its Allowed Claim against the Debtors is its pro rata share of the applicable indenture trustee's Allowed Claim (as set forth in the preceding sentence). Nothing in this Section shall affect or impair any subordination rights of any of the General Unsecured Creditors.

Termination of the Agreement
----------------------------

          16. Terminating Event. This Agreement shall terminate upon the occurrence of any Terminating Event, as defined in
Section 17 below.

          17. A "Terminating Event" shall mean the giving of written notice to all parties hereto and the Debtors by (i) Consenting Holders representing 51% of the Relevant Claims related to the 13-1/4% Senior Subordinated Notes and
(ii) Consenting Holders representing 51% of the Relevant Claims related to the 13% Senior Secured Discount Debentures as the result of any of the following events:

               a. The Debtors fail, within 60 days after the date of this Agreement, to prepare and deliver to the Consenting Holders a Plan that incorporates fully the terms and conditions of the Settlement and an accompanying Disclosure Statement that contains information regarding the Debtors' businesses and operations materially consistent with the information provided to the Bondholders' Committees and the Consenting Holders or their respective representatives prior to the date hereof.

               b. The Debtors fail, within 120 days after the date of this Agreement: (i) to commence the solicitation of acceptances of a Prepackaged Plan; or (ii) if the Debtors are not pursuing a Prepackaged Plan, to file voluntary petitions for relief under chapter 11 of the Bankruptcy Code.

               c. The Debtors fail, within 155 days after the date of this Agreement: (i) to file voluntary petitions for relief under chapter 11 of the Bankruptcy Code, together with a Disclosure Statement and a Prepackaged Plan, pursuant to section 1121(a) of the Bankruptcy Code; or (ii) if the Debtors are not pursuing a Prepackaged Plan, to file a Disclosure Statement and a Plan and commence the solicitation of acceptances of the Plan, pursuant to section 1125 of the Bankruptcy Code.

               d. The Plan proposed by the Debtors contains terms that are materially inconsistent with the terms and conditions of the Settlement or is amended, modified or supplemented in any way that makes the Plan materially inconsistent with the terms and conditions of the Settlement.

               e.   The Plan is not confirmed by the Bankruptcy
     Court and consummated within 215 days after the date of this Agreement.

               f. The failure of any condition to, or breach of, the Settlement or this Agreement.

          18. If the Debtors fail to satisfy any of the conditions set forth in subparagraphs (a)-(f) of Section 17 above and the Debtors cure such failure or otherwise satisfy such condition before the required percentage of the Consenting
Holders take the action necessary to cause a Terminating Event (a
"Cured Event"), the Consenting Holders may not cause a Terminating Event based on the Cured Event.

          19. Change or Withdrawal of Vote. If any Terminating Event occurs at a time when Bankruptcy Court approval is required for a Consenting Holder to change or withdraw (or cause to be changed or withdrawn) its vote to accept or reject a Plan, then the other parties hereto shall not oppose any attempt by such Consenting Holder to change or withdraw (or cause to be changed or withdrawn) such vote at such time.

Documentation of the Settlement
-------------------------------

          20.  Good Faith Negotiation of Restructuring Documents.
Each of the undersigned parties hereby further covenants and agrees to negotiate the definitive documents relating to the Settlement and this Agreement, including the Plan and the Disclosure Statement, in good faith.

Representations and Warranties
------------------------------

          21. Corporate Power and Authority. Each of the undersigned parties hereby represents and warrants to each other that it has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement.

          22. Authorization. Each of the undersigned parties hereby represents and warrants to each other that the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate action on its part.

          23. No Conflict. Each of the undersigned parties hereby represents and warrants to each other that the execution, delivery and performance by it of this Agreement do not and shall not (a) violate any provision of law, rule of regulation applicable to it or any of its affiliates or its certificate of incorporation or bylaws or those of any of its affiliates or
(b) conflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its affiliates is a party or under its certificate of incorporation or bylaws.

          24. Governmental Consents. Each of the undersigned parties hereby represents and warrants to each other that the execution, delivery and performance by it of this Agreement do not and shall not require any registration or filing with, the consent or approval of, notice to, or any other action with respect to, any Federal, state or other governmental authority or regulatory body, except such filings as may be necessary or required for disclosure by the Securities and Exchange Commission.

          25. Binding Obligation. Each of the undersigned parties hereby represents and warrants to each other that this Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with the Agreement's terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

Miscellaneous Provisions
------------------------

          26. Effective Date. This Agreement shall be effective as of the date first written above.

          27. Amendments and Modifications. This Agreement shall not be amended, modified or supplemented, except in writing signed by each of the parties hereto.

          28. Disclosure of Relevant Claims. Unless required by applicable law or regulation, no party hereto shall disclose any Consenting Holder's holdings of Relevant Claims, without the prior written consent of such Consenting Holder; provided, that the Company may, as required, disclose the Relevant Claims set forth on each Consenting Holder's signature page to potential purchasers of the Operating Assets who have executed confidentiality agreements with the Company that cover this Agreement. If disclosure is required by law or regulation, the disclosing party shall afford the applicable Consenting Holder a reasonable opportunity to review and comment on the disclosure prior to making such disclosure. Nothing in this Section shall prohibit any Consenting Holder or the Debtors from disclosing:
(a) the approximate aggregate holdings of Relevant Claims by the Consenting Holders as a group; or (b) any Consenting Holder's holdings of Relevant Claims solely for purposes of, and only to the extent necessary to, enforce the terms of this Agreement.

          29. Impact of Appointment to Creditors' Committee. Notwithstanding anything herein to the contrary, if any Consenting Holder is appointed to and serves on an official committee of creditors in any of the Debtors' chapter 11 cases (a "Creditors' Committee"), the terms of this Agreement shall not be construed to limit such Consenting Holder's exercise of its fiduciary duties to any person arising from its service on a Creditors' Committee, and any exercise of such fiduciary duties shall not be deemed to constitute a breach of the terms of this Agreement. A Consenting Holder's service on a Creditors' Committee, however, will not affect the continuing validity and enforceability of this Agreement. So long as no Terminating Event has occurred, a Consenting Holder's service on a Creditors' Committee shall not modify or limit the Consenting Holders' obligations under this Agreement, including their obligation not to vote to accept a Plan that does not incorporate fully the terms and conditions of the Settlement.

          30. Non-Binding Effect on Debtors. Nothing in this Agreement is intended, or shall be construed, to obligate the Debtors to sell any or all of the Operating Assets or to file a petition for relief under chapter 11 of the Bankruptcy Code; the parties hereto specifically acknowledge that the Debtors have made no decisions with respect to such matters.

          31. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to any conflicts of law provision that would require the application of the law of any other jurisdiction.

          32. Jurisdiction. By its execution and delivery of this Agreement, each of the parties hereto irrevocably and unconditionally agrees that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought (a) in the Bankruptcy Court if the Debtors have commenced chapter 11 cases or (b) in a court of competent jurisdiction in the State of New York if the Debtors have not commenced chapter 11 cases. By its execution and delivery of this Agreement, each party hereto irrevocably accepts and submits itself to the jurisdiction of the Bankruptcy Court or a court of competent jurisdiction in the State of New York, as applicable under the preceding sentence, with respect to any such action, suit or proceeding.

          33. Specific Performance. It is understood and agreed by each of the parties hereto that money damages would not be a sufficient remedy for any breach of this Agreement by any party and each non-breaching party shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach.

          34. Survival. Notwithstanding the sale of the Relevant Claims in accordance with Section 13 of this Agreement or the occurrence of a Terminating Event, the obligations and agreements set forth in Section 28 of this Agreement shall survive such termination and shall continue in full force and effect for the benefit of the Consenting Holder in accordance with the terms hereof.

          35. Headings. The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

          36. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, administrators and representatives. The agreements, representatives and obligations of the undersigned parties under this Agreements are, in all respects, several and not joint.

          37. Prior Agreements. This Agreement supersedes all prior negotiations and agreements with respect to the matters set forth herein.

          38. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

          39. No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the parties hereto and no other person or entity shall be a third-party beneficiary hereof.

          40. Consideration. Except as otherwise provided herein, it is hereby acknowledged by the parties hereto that no other consideration shall be due or payable to the Consenting Holders for their agreement to vote to accept a Plan that incorporates fully the terms and conditions of the Settlement under the terms and subject to the conditions of this Agreement.


                             SCHEDULE A

    Schedule of Allowed Claims of Indenture Trustees Against Debtors
                      Pursuant to Section 15 of
              Plan Settlement and Lock-Up Agreement


                                               Amount of Allowed Claim
Indenture                                      as of June 1, 2000
------------------------------------           ---------------------------
13-1/4% Senior Subordinated Indenture          $201,509,000.00 (Principal)
                                                  7,935,816.25 (Interest)
                                               ---------------
                                               $209,444,816.25 (Total)

13% Senior Secured Discount Indenture          $352,955,795.48 (Total Accreted
                                                                Value)

11% Senior Subordinated Discount Indenture     $187,834,918.18 (Total)